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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 5, 2006

                            EQUITABLE FINANCIAL CORP.
                            -------------------------
             (Exact name of registrant as specified in its charter)

         United States               0-51514          14-1941649
         -------------               -------          ----------
(State or other jurisdiction of     (Commission       (IRS Employer
incorporation or organization)      File Number)      Identification No.)

            113-115 North Locust Street, Grand Island, Nebraska 68801
            ---------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (308) 382-3136
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
                ---------------------------------------------

         On May 5, 2006, Equitable Financial Corp., the holding company for Equitable Bank, announced its financial results for the three and nine months ended March 31, 2006. The press release announcing financial results for the three and nine months ended March 31, 2006 is included as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

        (d)     Exhibits

                Number          Description
                ------          -----------

                99.1            Earnings Press Release Dated May 5, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       EQUITABLE FINANCIAL CORP.




Date:  May 8, 2006                     By: /s/ Richard L. Harbaugh
                                           -------------------------------------
                                           Richard L. Harbaugh